SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 31, 2003

                              REPLIGEN CORPORATION
              (Exact name of registration as specified in charter)

    Delaware                      0-14656                         04-2729386
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA                    02453
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (781) 250-0111

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 12. Results of Operations and Financial Condition.

      On July 31, 2003, Repligen issued a press release announcing its results of operations for the first quarter ended June 30, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REPLIGEN CORPORATION


Dated: July 31, 2003                   By: /s/ Walter C. Herlihy
                                           -------------------------------------
                                           Walter C. Herlihy
                                           Chief Executive Officer and President

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                                  EXHIBIT INDEX

Exhibit No.                    Exhibit
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99.1              Press Release, dated July 31, 2003